EXHIBIT 10.2

         深圳市慧眼全球数字技术有限公司

VIE (可变利益实体) 方式反向并购

总体协议

Global Intelligent Eye Digital Technology Co., Ltd. Shenzhen

VIE (variable interest entities) way to reverse merger

Overall agreement

目录

Contents

委托管理协议

Entrusted Management Agreement

股东委托投票代理协议

Shareholders proxy votes agreement

独家选择权协议

Exclusive options agreement

股权质押协议

Equity Pledge Agreement

委托管理协议

Entrusted Management Agreement

本委托管理协议（以下简称“协议”）于2011年11月30日在中国深圳市签订。

Entrusted management agreement (hereinafter referred to as the "Agreement") signed on November 30, 2011 in Shenzhen, China.

A公司：是指深圳市慧眼全球数字技术有限公司

Company A: Refers to the Global Intelligent Eye Digital Technology Co., Ltd. Shenzhen.

B公司：是指美国安维安防集团（亚洲）有限公司

Company B: Refers to the ANV Security Group (Asia) Limited, USA.

甲方：1. 王卫星，中国公民，身份证号码：120101196412173036，

持有A公司75%的股份。

Party A: 1, Wang Weixing, Chinese citizen, ID card number: 120101196412173036 hold 75% stake in Company A.

2. 冯春，中国公民，身份证号码：4403011977302207717

持有Ａ公司２５％的股份。

2, Feng Chun, Chinese citizen, ID card number: 4403011977302207717 hold 25% stake in Company A.

A公司（运营公司）是一家依照中国法律在中国境内成立并有效存续的企业，营业执照号码440301105842651，注册地址是深圳市南山区科技园清华信息港。

A Company (operating company) is a existing enterprises in China in accordance with Chinese law, business license number 440,301,105,842,651,

registered address Tsinghua Hi-Tech Park, Nanshan District, Shenzhen City.

乙方：B公司-美国安维安防集团（亚洲）有限公司

B公司系一家于香港注册成立的有限公司，营业执照号码为1402798。

Party B: Company B - ANV Security Group (Asia) Limited USA.

Company B is a limited liability company incorporated in Hong Kong, business license number is 1402798.

鉴于：

In view of

1、甲方包括A公司及持有A公司全部股份的全体股东，在本协议中，A公司及其2名股东作为协议共同的一方。

1, Party A Company and all shareholders holding all of the shares of Company A in this Agreement, Company A and its two shareholders as the agreement to a party.

2、乙方系一家依照香港法律注册成立并有效存续的香港公司，营业执照1402798，注册地址为香港湾仔区；

2, Part B, an incorporated and validly existing Hong Kong company in accordance with the laws of Hong Kong, the business license no,1402798, registered address, Wan Chai, Hong Kong.

3、甲方拟委托乙方管理运营A公司。

3, Party A, intend to entrust Party B to operate company A.

4、乙方接受此委托，代表甲方管理A公司。

4, Part B, agrees to accept the commission, on behalf of the Party A management Company A.

据此，依照中国的法律和法规，协议双方本着平等互利的原则，经友好协商，达成如下条款以资遵守：

Accordingly, in accordance with Chinese laws and regulations, the two parties based on the principle of equality and mutual benefit and through friendly consultations, reached the following terms and conditions are provided compliance with.

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委托管理

            Article No.1: Entrusted management

1.1

甲方同意按本协议条款委托乙方管理A公司，乙方同意按照本协议条款管理A公司。

1.1, Party A agrees to the terms of this Agreement to entrust Party B to Company A, Party B agrees that Company A in accordance with the terms of this Agreement.

1.2

本协议的有限期从协议生效日起至以下情形之一最早出现终止：

1.2, This Agreement there is a deadline date until one of the following circumstances to terminate the agreement came into effect.

(1)

A公司经营期限终止或后续公司出现；

(1) Company A terminates the operating period or follow-up with company.

(2)

乙方对A公司的收购完成日。

(2) Party B to complete the acquisition of Company A.

1.3

委托期间，乙方应该全权负责A公司的管理，包括但不限于以下管理服务：

1.3 During the commissioned period, Party B should be solely responsible for the management of Company A, but not limited to the following management services.

1)

乙方应全权负责A公司的运营，包括委派和解雇董事会成员、聘请管理人员等等。甲方或其投票代理人应根据乙方董事会的决议作出股东决议和董事会决议。

1) Party B shall be solely responsible for the operations of Company A, Including the appointment and dismissal of members of the Board and hiring the management staff. Party A or their polling agents according to the resolution of the board of Party B make shareholder resolutions and board resolution.

2) 乙方有权管理和控制A公司的所有资产，A公司应开立一个委托账户或指定一个现有账户作为委托账户。乙方有权决定委托账户中资金的使用，账户的签名人应由乙方指定或确认。A公司的所有资金应存放在委托账户中，包括但不限于：现有的营运资金和出售生产设备、存货、原材料和应收账款给乙方的所得；所有的支付应通过委托账户完成，包括但不限于：现有的应付账款和经营费用、员工薪酬和资产采购费用的支付；经营所得收入应该存放在此账户中。

2) Party B is entitled to all the assets of the management and control of Company A, Company A should open a discretionary account or specify an existing account as a discretionary account. Party B shall have the right to use entrust funds in the account signer of the account designated by Party B or confirm. Company A all funds should be stored in a discretionary account, Including but not limited:

3) 乙方全权控制和管理A公司的财务事宜和日常运营，例如合同的签订与执行、税费的缴纳等等。

3) Party B will have full control and management of Company A's financial matters and day-to-day operations. For example, the signing of contracts and execution, Taxes and fees to pay, etc.

4) 如果A公司需要额外的资金来维持公司的运营，乙方应通过银行贷款或其他途径提供该笔额外资金，同时甲方应提供必要的协助。

  4) Company A will require additional funding to maintain the company's operations. Party B shall provide the extra funds through bank loans or other means and the same time Party A shall provide the necessary assistance.

1.4

考虑到乙方提供的以下服务，甲方应支付与A公司的税后所得等额的委托管理费予乙方。委托管理费如下：本协议期间，委托管理费应等额于A公司的估计的税后所得，也就是每年收入扣除运营成本、费用和税费（所得税除外）的所得。如税后所得为零，A公司无须支付委托管理费。如发生亏损，结转至次年，抵减次年的委托管理费。双方应作计算，甲方应在次年1月30 号前支付本年的委托管理费。上述每年委托管理费应在当年度末之后纳税申报表之前调整一次（年度调整），使A公司该年度季度的税后利润为零。乙方应承担受托管理A公司的所有经营风险和发生的亏损。如果A公司缺乏足够的资金偿还所欠债务，乙方应代表A公司清偿债务。如果A公司的净资产低于其注册资本，乙方应弥补该赤字。

1.4  Taking into account the following services provided by Party B. Party A shall pay to Party B and Company A's after-tax income equal to entrusted management fees. Commissioned the management fees are as follows: Of this Agreement, entrusted management fee shall be in equal installments over the estimated after-tax income of Company A. Is the annual revenue deduction of operating costs, expenses and taxes (except income tax) proceeds. Company A no need to pay the entrusted management fee, if income tax is zero. In case of a loss carried forward to next year, offset by the following year entrusted management fee. Both sides should calculate that the Party A should be paid entrusted management fee before January 30 of this year. Entrusted management fee each year shall be adjusted once before after year-end tax returns (annual adjustment), so that Company A for the year quarter after-tax profits to zero. Party B shall bear the Company A entrusted with the management of all operational risks and losses incurred. If Company A lack of sufficient funds to repay the debt owed by Party B shall pay off the debt on behalf of Company A. If Company A's net assets below its registered capital, Party B shall compensate for the deficit.

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双方的权利和义务

  Article No. 2: The rights and obligations of both parties

2.1

根据协议条款，甲方的权利和义务如下：

2.1 Under the terms of the agreement, Party A's rights and obligations as follows:

1)

在协议有效期内将A公司的管理权移交于乙方，将包括A公司营业执照和公司公章在内的全部经营资料移交于乙方；

1) Company A management rights within the validity period of the agreement will be transferred to Party B, will include all operational information, including Company A business license and company seal to be transferred to Party B.

2)

未经乙方同意，甲方无权对A公司的经营做出任何决定；

2) Without Party B agrees, Party A has no right to make any decision of Company A business.

3)

有权随时知悉A公司的经营状况和提出建议；

3) Reserves the right at any time aware of Company A's operating conditions and recommendations.

4)

根据乙方的要求协助乙方进行委托管理；

4) Assist Party B in accordance with Party B's request for entrusted management.

5)

依照“股东投票代理协议”中的规定履行义务，并不得违反该协议；

5) To fulfill their obligations, and shall not violate the agreement in accordance with the provisions of the shareholder vote in the agency agreement.

6)

不得利用股东身份以任何形式干涉乙方对A公司的管理；

6) Party B on Company A's management may use of the identity of the shareholders to any form of interference.

7)

未经乙方同意，不得将其在A公司的股东权利委托或授予除乙方以外的第三方；

7) Without the Party B agree, may not mandate or grant the rights of shareholders of the Company A third party outside of the party B.

8)

未经乙方同意，不得以其他方式委托除乙方以外的第三方以任何方式管理A公司；

8) Without Party B agree may not entrusted in addition to third parties in any way other than Party B management Company A.

9)

不得以任何理由单方终止本协议，或

9) Unilaterally terminate this Agreement for any reason, or

10)

享有本协议规定的其他权利和履行其他义务。

10) Enjoy the other rights and fulfill other obligations under this Agreement.

2.2

根据协议条款，乙方的权利和义务包括：

2.2 Under the terms of the agreement including rights and obligations of party B.

1)

享有独立和全权管理A公司的权利；

1) The right to enjoy the independence and discretionary management of Company A.

2)

有权处置A公司的全部资产；

2) Entitled to all the assets of the disposal of Company A.

3)

在受托管理期间享有A公司的利润，承担A公司的亏损；

3) During the entrusted management period enjoy the profits of the Company A and also bear the Company A's loss.

4)

委派A公司的所有董事；

4) Appoint all the directors of the Company A.

5)

委派A公司的总经理、副总经理、财务经理和其他高级管理人员；

5) Appoint the Company A's general manager, deputy general manager, financial manager and other senior management personnel.

6)

按照“股东投票代理协议”召开A公司的股东会议，签署股东决议，以及

6) In accordance with the agency agreement of shareholders vote "Convene the meeting of the shareholders of Company A" and signed the shareholders resolution.

7)

享有本协议规定的其他权利和履行其他义务。

7) Enjoy the other rights and fulfill other obligations under this Agreement.

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保证和承诺条款

       Article No.3: Guarantee and commitment terms

协议双方自协议日起互相做出以下保证和承诺：

The parties make the following guarantees and commitments to each other since the agreement date.

1)

有权签署协议，且具备履行协议的能力；

1) Authorized to sign the agreement and have the ability to perform the agreement.

2)

双方应适时以股东决议的形式授权协议的执行和交接；

2) The two sides should keep the form of a shareholders' resolution to authorize the implementation of the agreement and handover.

3)

执行本协议的双方代表人员已得到适当的授权；

3) The parties execute this Agreement on behalf of staff has been the appropriate authority.

4)

执行协议后，双方不存在阻止本协议对双方产生约束力和阻止协议有效性的理由；

4) After the implementation of the agreement, both parties do not have a reason to prevent this Agreement shall be binding on both sides and prevent the agreement effectiveness.

5)

履行义务不会

5) Will not perform obligations.

?

违反各自的营业执照、公司章程或其他类似文件中的条款；

1. Violation of the terms of the respective business license, articles of incorporation or other similar documents.

?

违反中国的法律和法规或其他政府规定。

2. Violation of Chinese laws and regulations or other government regulations.

?

导致有本协议的一方参与的其他合同违约。

3. Cause this party to an agreement to participate in breach of contract.

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效力

             Article No. 4: Effectiveness

本协议由双方授权代表签字盖章后生效。

This Agreement by both sides authorized representative signed and sealed by take effect.

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 违约责任

       Article No. 5: Liability for breach of contract

协议期间，违反本协议的任一条款即视为违约，违约方需承担因违约而造成非违约方的损失。

The period of the agreement, in violation of any provision of this Agreement shall be deemed a breach of contract the defaulting party should bear the loss caused by non-defaulting party for breach of contract.

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不可抗力

              Article No. 6:  Force majeure

任何一方如因不可抗力而未能履行合同或合同的部分条款，不应认定为违约。受影响的一方，需第一时间收集不可抗力的证据，因不可抗力而未能履行合同导致的后果由双方协商解决。

Any party fails to fulfill part of the terms of the contract or due to force majeure, should not be regarded as breach of contract. Affected party required the first time to collect evidence of force majeure, fails to perform due to force majeure, the consequences of the contract resolved through consultation by both sides.

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适用法律

                  Article No. 7: Applicable laws

协议的订定、效力、理解和执行，以及争议的解决适用于中华人民共和国的相关法律和法规。

As per the agreement, effect, understand and implement, as well as dispute settlement according to the People's Republic of China relevant laws and regulations.

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争议解决

             Article No. 8:  Dispute Resolution

因本协议而产生的任何争端应首先通过友好协商解决。如果通过协商没有解决，任何一方均有权将争议提交给中国国际经济贸易仲裁委员会。仲裁地点是北京。仲裁裁决是最终结果并对双方具有约束力。

Any dispute arising as a result of this Agreement shall be first settled through friendly consultation. If not resolved through negotiation, either party shall be entitled to submit the dispute to China International Economic and Trade Arbitration Commission. The place of arbitration is Beijing. The arbitral ruling is the final result and the two sides are binding of it.

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保密条款

            Article No. 9: Confidential clauses

9.1 无司法当局或政府部门的法律要求或协议另一方同意，协议双方应令有权接触和了解本协议条款的雇员或代表严格保密，不得向第三方透露任何条款，否则该一方或人员应承担相应的法律责任。

9.1 Judicial authorities or government departments are required by law or agreements, the consent of the other party. The both parties should make the right of access and understanding of the employee or representative of the terms of this Agreement strictly confidential. May not disclosed to third parties any of the terms or that party or person shall bear the corresponding legal responsibility.

9.2 第一条保密义务不因本协议终止而终止。

9.2 The first article of confidentiality obligation is not because of the termination of this Agreement is terminated.

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可分性条款

            Article No. 10: Terms of divisibility

1o.1 由于法律和条例而导致本协议的任何条款无效或无法执行，则本条款无效，但不影响剩余其他条款的效力。

10.1 Laws and regulations which led to this Agreement any of the provisions to be invalid or unenforceable. This clause is invalid but does not affect the remaining validity of other provisions.

10.2在前一段的情况下，当事人双方应通过友好协商，尽快准备补充协议以取代无效条款。

10.2 The previous section of the case, both parties through friendly consultations as soon as possible to prepare a supplemental agreement to replace the invalid provisions.

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不弃权条款

              Article No. 11: Not Waiver Clause

11.1 任何一方根据本协议规定在行使其权利时的失误或延误，并不构成该权利的放弃。

11.1 Any party failures or delays in the exercise of its rights under this agreement do not constitute a waiver of that right.

11.2 任何一方因履行协议的失误而要求对方履行其本协议项下的义

务，不得被视为其放弃要求对方日后履行这些义务的权利。

11.2 Any party carrying out the agreement errors require the other party to

Perform under its agreement justice service, shall not be deemed to give up its right to request each other in the future to meet those obligations

11.3 如果一方借口对方不履行本协议的一些条款，这种借口不得被视为对方未来不履行相同条款的借口。

11.3 If a party to excuse the other party does not fulfill some of the provisions of this Agreement, excuse shall be regarded as an excuse for the other party fails to perform the same terms.

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不可转移条款

            Article No. 12: Non-transferable terms

除非本协议具体规定，无另一方的事先书面同意，任何一方均不得分派本协议中的任何权利和义务给第三方，也不得为第三方提供担保或类似行为。

Unless the agreement specified that, without the other party's prior written consent. Any party any rights or obligations of this Agreement shall be assigned neither to third parties nor to provide third party guarantees or similar acts.

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其他事项

               Article No. 13: Other matters

13.1因执行本协议和委托管理期间而产生的所有税费，应依照法律法规由缔约双方分别承担。

13.1 All taxes arising as a result of the implementation of this agreement and delegated administration period should be in accordance with the laws and regulations by the Contracting Parties respective responsibilities.

13.2在本协议生效后由双方达成的任何修订应成为本协议的整体组成部分，并具有同等的法律效力。在修订与本协议不一致的情况下，应以修订为准。 如有多次修正的情况下，以最新修订日期为准。

13.2 This Agreement reached into force by the both parties any amendment shall become an integral part of this Agreement and has the same legal effect.

In the case of amendments to this Agreement are inconsistent, amendments should prevail. If several times amended with the latest revision date shall prevail.

13.3本协议有中英文两个版本，在出现冲突的情况下，以中文版本为准。中文和英文版本原件各4份。双方各持中英文各一份，其余将用于政府注册或为其他必要的批准用途

13.3 This agreement has two versions in English and Chinese, in case of conflict, Chinese version shall prevail. There are four original copies of

Chinese and English versions. Each party holds a copy of the Chinese and

English the rest will be used for government registration or use for other the necessary use.

13.4该协议自双方签订之日起执行。

13.4 This agreement will take effect from the date of signing by both parties.

甲方：深圳市慧眼全球数字技术有限公司（ A公司）

Party A: Global Intelligent Eye Digital Technology Co., Ltd. Shenzhen (As Company A)

股东1： 王卫星

Shareholder 1: Wang Weixing

股东2： 冯春

Shareholder 2: Feng Chun

乙方：美国安维安防集团（亚洲）有限公司 （B公司）

      授权代表：

Party B:

Party B: ANV Security Group (Asia) Limited, USA. (As Company B)

Authorized representative

Party B:

股东委托投票代理协议

Shareholders entrust agency agreement

本协议由以下双方于2011年11月30日在中国深圳市签署

This Agreement signed by the following parties on November 30, 2011 in Shenzhen, China.

甲方：B公司（香港公司）-美国安维安防集团（亚洲）有限公司

Party A: Company B (Hong Kong Company) ANV Security Group (Asia) Limited, USA.

地址：香港湾仔区

Address: Hong Kong Wan Chai District

法人代表：WILSON WANG

Legal Representative: WILSON WANG

乙方：1. 王卫星，中国公民，身份证号码：120101196412173036，

         冯  春，中国公民，身份证号码：4403011977302207717

Party B: 1. Wang Weixing Chinese citizen ID card number: 120101196412173036.

Chun Feng Chinese citizen ID card number: 4403011977302207717

鉴于：

In view of:

1.

甲方系一家依照香港法律成立的香港有限公司；

1. Party A, in accordance with laws of Hong Kong established Hong Kong Limited company.

2.

截至本协议日，乙方为A公司（运营公司）股东，合法持有A公司所有股份。在本协议中，乙方2人在内作为协议共同一方；

2. As at date of this Agreement, Party B for the shareholders of Company A (operating company) legally holder of the Company A shares. In this Agreement Party B, signed internal agreement between 2 people as the common party.

3.

乙方打算指定由甲方委派的人员来行使其在A公司股东大会上的股东投票权，且甲方愿意委派这样的人员。

3. Party B intends to specify the personnel appointed by the Party A to exercise its voting rights of shareholders in the general meeting of shareholders of the Company A and the Party A is willing to appoint such a person.

双方在友好协商的基础上，达成以下协议以资遵守：

The two sides reached the following agreement on the basis of friendly consultation, the purpose of compliance with:

1.

乙方同意不可撤消地指定由甲方委派的人员来独家代理行使其在A公司股东大会上由法律和A公司章程规定的股东投票权，包括但不限于，出售或转让A公司全部或部分股东权益的权利，委派和选举董事和董事长作为A公司授权法人代表。

1. Party B agrees to irrevocably specified personnel appointed by the Party A the exclusive correspondent for the provisions of the laws and Articles of Company A shareholders general meeting and the Company A shareholders' voting rights, including but not limited to sale or transfer the rights of all or part of Company A shareholders' equity, delegate and electoral of directors and chairman of A Company authorized legal representative.

2.

由甲方委派的人员应为甲方的全体董事（代理权持有人）。甲方同意，应维持一个与其境外母公司董事会在成员和组成上一致的董事会。

2. Party A’s appointed personnel should be all Party A directors (power of attorney holders). Party A agrees, should maintain their parent companies located outside the Board membership and composition consistent with the Board of Directors.

3.

甲方同意根据本协议第1条，委派代理权持有人。这些代理权持有人应代表乙方行使其股东投票权。

3. Party A agrees to accordance with this Agreement article 1 appoint the power of attorney. Powers of attorney on behalf of Party B exercise their voting right.

4.

协议各方理解，不论A公司的股东权益有任何变化，乙方应指定由甲方委派的人员来行使股东投票权。协议各方同意，乙方不得将其在A公司的股东权益转让给除甲方或甲方指定个人或企业以外的其他个人或公司。

4. Each party to the agreement understand, regardless of any change in shareholders' equity of the Company A, Party B should specify the personnel appointed by the Party A to exercise shareholders' voting rights. Party B shall not be in the Company A's shareholders' equity transferred to Party A or specified individual or business outside the other person or company.

5.

乙方各成员理解，他们应继续执行本协议，即使其中之一的成员不再拥有A公司股权。

5. Party B members to understand that they should continue to enforce this Agreement even if one of the members no longer have the equity of the Company A.

6.

乙方理解，如果甲方更换委派人员且重新委派替代人员作为新代理权持有人来行使其在A公司股东大会上的股东投票权，则他们应撤消对甲方委派人员的指定。

6. Party B to understand that if Party A replace the assigned personnel and re-appoint substitute personnel as a new Power of attorney to exercise the voting rights of its shareholders at the general meeting of shareholders of the Company A. They should revoke Party A appointed persons designated.

7.

本协议已经经过双方授权代表于前面提到的签署日期执行。一旦执行后生效。

7. This agreement has mentioned earlier the date of the signing of both sides and authorized on behalf of execution. Once the execution to take effect.

8.

本协议在甲方完成收购A公司所有股东权益或资产前，不应终止。

8. In this Agreement Party B complete the acquisition of equity or assets of Company A and should not be terminated.

9.

本协议任何修改和终止均应经协议双方书面同意。

9. Any modification of this Agreement and termination shall be by the agreement of mutual written agreement.

10. 本协议订定、效力、解释、和履行，及由本协议产生的争议的解决，均受中国法律的管辖。

10. This agreement is provide for Validity, interpretation and fulfillment and settlement of disputes arising from this Agreement are subject to the jurisdiction of Chinese law.

10.

本协议有中英两个版本，一式各两份。协议双方各执一份。原件复印件有同等法律效力。

11. This agreement has two versions Chinese and English, photo copy of original has the same legal effect.

   当中英两个版本产生冲突时，应以中文为准。

The two Chinese, English versions in case of conflict the Chinese version shall prevail.

甲方：美国安维安防集团（亚洲）有限公司

Part A: ANV Security Group (Asia) Limited, USA.

授权代表：

Authorized representative

乙方：1. 王卫星

Party B: 1. Wang Weixing

2.

冯 春

2. Feng Chun

独家选择权协议

Exclusive options to agreement

本协议由以下三方于2011年11月30日在中国深圳市签署

This Agreement by the following three parties signed on November 30, 2011 in Shenzhen, China.

甲方：B公司（香港有限公司）

Party A: Company B (Hong Kong Company Limited)

即美国安维安防集团（亚洲）有限公司

That is ANV Security Group (Asia) Limited, USA.

地址：香港湾仔区

Address: Hong Kong Wan Chai District

法人代表：WILSON WANG

Legal Representative: Wilson Wang

乙方：1. 王卫星，中国公民，身份证号码：120101196412173036，

　　　2. 冯 春，中国公民，身份证号码：4403011977302207717

Party B:

1. Wang Weixing Chinese citizen ID card number: 120101196412173036.

2. Chun Feng Chinese citizen ID card number: 4403011977302207717

A公司（运营公司）是一家依照中国法律在中国境内成立并有效存续的企业，营业执照号码440301105842651，注册地址是深圳市南山区科技园清华信息港。

Company A (operating company) is a existing enterprises in China in accordance with Chinese law, business license number 440,301,105,842,651 registered address Tsinghua Hi-Tech Park, Science & Technology Park, Nanshan District, Shenzhen.

丙方：A公司（运营公司），即深圳市慧眼全球数字技术有限公司

Party C: Company A (operating company) that is Global Intelligent Eye Digital Technology Co., Ltd. Shenzhen.

 地址：深圳市南山区科技园清华信息港

Address: Tsinghua Hi-Tech Park, Science & Technology Park, Nanshan District, Shenzhen

法人代表：冯春

Legal Representative: Feng Chun

鉴于：

In view of:

1.

甲方系一家依照香港法律注册设立的香港企业；

1. Party A, established in accordance with the laws of Hong Kong enterprises in Hong Kong.

2.

丙方系一家在深圳市南山区注册设立的有限责任公司，并获得由深圳市工商管理局颁发的营业执照；

2. Party C is a limited liability company registered and established in Nanshan District, Shenzhen and obtained the business license issued by the Shenzhen Municipal Administration for Industry and Commerce.

3.

截至本协议日，乙方为丙方的股东，合法持有丙方所有股份。在本协议中，乙方2名股东及其丙方A公司作为协议共同的一方。

3. As of the date of this Agreement, Party B to Party C shareholders legally holds all the shares of Party C. In this agreement, Party B two shareholders, the Party C and Company A

据此, 协议各方经过相互协商,达成如下协议以资遵守：

Accordingly, after mutual consultation parties to the agreement reached the following agreement provided for compliance with.

1.

购买选择权的承诺和行权

1. Option to purchase commitment and exercise

承诺：乙方承诺甲方拥有不可撤消的独家购买选择权，甲方有权购买现由乙方持股的丙方所有或部分股份，或依照本协议1.3约定的情形，有权购买丙方所有或部分资产。该购买选择权是不可撤消的且只能由甲方或甲方指定人员行使。这里的“人员”包括企业实体、公司、合伙企业、合资公司和非公司组织机构。

Commitments: Party B undertakes to Party A has an exclusive option to

Purchase an irrevocable. Party A shall have the right to purchase all or part of the shares of Party C held by Party B or accordance with this agreement

1.3 agreed circumstances, the right to purchase Party C all or part of the assets. The purchase option is irrevocable and can only be exercised by the Party A or the designated officer。"Staff" includes the business entity,

company, partnership, joint venture and non-corporate organizations

行权流程：甲方在行使其购买选择权之前应书面通知乙方；在收到通知后的第二天，乙方和丙方协同甲方或甲方指定人员应立即编制准备一整套要提交给政府机构批准的与行使选择权有关的转让股权或资产的文件，以便实现股权或资产的整体或部分转让。一旦这些转让文件的编制准备工作完成并经甲方、乙方和丙方确认，则这些转让文件应即刻且无条件地获得授权批准、允许、登记、书面文件、和其他必要授权，以便执行与行使选择权有关的丙方股权和剩余资产的转让。

Exercise process: Party A prior to the exercise of its option to purchase write notice to Party B. The second day of receiving the notification Party B and Party C collaborate Party A or the designated officer should be immediately prepare a complete set of documents to be submitted to government agencies to approved the exercise of the option related to the transfer of ownership or assets of the file. In order to achieve equity or assets in whole or in part is for sale.Once the preparation work for these transfer documents completed and recognized by Party A, Party B and

Party C. These transfer documents should be immediately and

unconditionally authorized to approve, permit, registration, written documents, and other necessary authorization for the implementation of

Party C equity related to the exercise of the option and the transfer of remaining assets.

行权条件：当甲方认为收购丙方是必要的且依照中国法律和法规是可行的时候，甲方可立即行使其购买丙方股东权益或剩余资产的选择权。

Vesting conditions: When a Party A considers the acquisition of Party C is necessary and in accordance with Chinese laws and regulations, Party A may immediately exercise the option to purchase Party C shareholders'

equity or surplus assets.

2.

收购价格

根据行使选择权的条件，甲方和乙方应签署与收购价格有关的相关协议。在收购不违反中国相关法律或法规且实质有效的前提下，甲方应慎重决定收购的时间和部署安排。

2. Purchasing price:

Under the conditions of exercise of the option, the Party A and Party B shall sign the relevant agreements related to the purchase price. Under the premise of the acquisition does not violate relevant laws or regulations and the real effective, Party A shall make a careful decision time and arrangements for the deployment of the acquisition.

3.

承诺和保证

3. Commitments and guarantees

3.1

协议各方应向其他方保证：（1）具有签署本协议并执行本协议中义务的必要权利、能力和授权，且（2）本协议的执行或实施不违反有本协议一方参与的或对本协议一方或其资产有约束的其他重大合同；

3.1 The parties to the agreement should ensure the other party: (1) has the necessary rights, power and authority of the signing of this Agreement and to perform the obligations of this Agreement, and (2) the execution or implementation of this Agreement does not violate this Agreement any party involved in or any party to this Agreement or its assets other major constraints contract.

3.2

乙方向甲方承诺：（1）他们是合法登记的丙方股东，且已经对各自认缴的丙方注册资金全额出资；（2）除“股权质押协议”外，乙方未对其在丙方的股权做任何抵押或质押，也未以任何形式对其在丙方的股权允许担保物权或借款；且（3）乙方没有或将来也不会将其在丙方的股东权益出售给任何第三方；

3.2 Party B to Party A Commitment: (1) They are legally registered shareholders of Party C and has registered capital of Party C on their respective subscribed that is wholly owned. In addition to the "Equity Pledge Agreement" Party B is not of its equity interest in Party C to do any mortgage or pledge (3) Party B does not or will not be sold from the shareholders' equity of Party C to any third party.

3.3

丙方向甲方承诺：（1）丙方是依照中华人民共和国法律注册登记且合法存在的有限责任公司；且（2）其业务经营在所有重大方面遵守了中华人民共和国现行法律。

3.3. Party C to Party A Commitment: Party C is a limited liability company registered in accordance with the laws of the People's Republic of China. (2) The operation of its business in all significant respects in compliance with existing laws of the People's Republic of China.

4.

协议

4. Agreement

协议各方进一步达成以下协议：

The agreement between the parties further agreed as follows:

4.1

在甲方执行购买选择权，收购丙方所有股权/资产之前，丙方：

4.1 Party A executive purchase option before the acquisition of Party C all equity / assets to Party C

4.1.1

不得出售、转让、抵押、或别的方法处置、或任何形式的阻碍加于其资产、经营或与其收入有关的任何合法或受益利益（除非这些出售、、转让、抵押、处置、或阻碍与丙方日常经营有关，或已经告知甲方并经甲方书面同意）；

4.1.1 Shall not sell, transfer, mortgage, or other methods of disposal of or any form of obstruction and its assets, operating or income-related legal or beneficial interest (Unless they sell, transfer, mortgage, disposal of, or impede the Party C daily operation, or has advised the Party with a written consent)

4.1.2

不得涉入任何可能对其资产、负债、经营、股东权益、或其他合法权利产生重大影响的交易（除非这些交易与丙方日常经营有关，或已经告知甲方并经甲方书面同意）；

4.1.2 Shall not be involved in any possibility of its assets, liabilities, operations, shareholders' equity, or other legal rights a major impact on the transaction (unless these transactions and Party C day-to-day operations, or has advised the Party A with a written consent).

4.1.3

不得以任何形式对其股东分配任何股利

4.1.3 Shall not be assigned in any form to its shareholders any dividend.

4.2

在甲方执行购买选择权，收购丙方所有股权/资产之前，乙方和/或丙方：

4.2 Party A perform purchase option before the acquisition of Party C all equity / assets to Party B and / or Party C.

4.2.1

不得分别或集体以任何形式补充、修改丙方章程达到这种程度以致这些补充或修改可能对其资产、负债、经营、股东权益、或其他合法权利产生重大影响；

4.2.1 Shall not add in any form respectively or collectively that modify the Party C charter reached such an extent result. These additions or modifications may have a significant impact on its assets, liabilities, operations, shareholders' equity, or other legal rights.

4.2.2

不得分别或集体使丙方涉入任何交易达到这种程度以致这些交易可能对其资产、负债、经营、股东权益、或其他合法权利产生重大影响（除非这些交易与丙方日常经营有关，或已经告知甲方并经甲方书面同意）。

4.2.2 Party C shall not individually or collectively involved in any transaction reach the extent that these transactions may to its assets, liabilities, operations, shareholders' equity, or other legal rights have a significant impact (unless these related to transactions and Party C day-to-day operations or have already inform the Party A with a written consent).

4.3

依照“委托管理协议”乙方应委托甲方管理丙方。

4.3 Accordance with the "agreement on entrusted management" Party B shall entrust Party A to Party C.

5.

转让协议

5. Transfer Agreement

5.1

未经甲方事先书面同意，乙方和丙方不得将其在本协议中的权利和义务转让给其他第三方；

5.1 Without the Party A prior written consent, Party B and Party C shall not transfer its rights and obligations in this Agreement to other third party.

5.2

乙方和丙方同意：只要甲方愿意，甲方有权将其在本协议中的权利和义务转让给其他第三方。该转让只需甲方书面通知乙方和丙方，不需获得乙方和丙方的同意。

5.2 Party B and Party C agree: as long as the Party A is willing, Party A is entitled the rights and obligations in this Agreement to be transferred to other third party. The transfer just a written notice of Party A to Party B and Party C, without the consent of Party B and Party C.

6.

保密性

6. The confidentiality

协议各方理解并确定与本协议有关的任何口头或书面的材料都具有机密性，都应对这些材料保密。未经其他方书面授权，任何一方都不得将任何材料泄露给第三方，但以下情形除外：

The parties to the agreement understand and identify with this Agreement to any oral or written materials are confidential, and to deal with these materials confidential. Without the written authorization of the other parties, any party shall not disclose the material to third parties, except for the following circumstances.

a.

这些材料是公众所知或将为公众所知（除了收到材料的一方并泄露给公众的这些材料）；

a. These materials are known to the public or will be made known to the public (except for the receipt of the material disclosed to the public these materials)

b.

根据现行法律或条例或证券交易所条例，这些材料应该向公众披露；

b. Accordance with existing laws or regulations or stock exchange regulations, these materials should be disclosed to the public.

c.

协议一方向其法律或财务顾问披露的材料与本协议中的交易预期相关，且这些法律或财务顾问应遵守本协议提到的保密条款。协议一方的雇员泄露任何保密材料视为该协议方泄露材料，则该协议方应为违反合同约定负责。本协议第6条保密条款不因本协议无效、修改、撤消、终止或因某种原因不能履行而终止。

c. Party to the agreement that their legal or financial advisers disclose the material and this agreement transaction is expected and legal or financial advisers should comply with the confidentiality provisions of this Agreement. Either party of the agreement employees from divulging any confidential material leaked materials as the party of the agreement the party shall be responsible for the breach of contract. Secrecy provisions of section 6 of this agreement not invalid by reason of this agreement modified, revoked, terminated or terminated for some reason and unable to perform.

7.

违约

7. Breach of contract

任何违反本协议的条款、未能完全履行或错误履行本协议约定的义务、作出的任何不实承诺、对任何重大事项未作出重要披露或遗漏、或未能履行本协议条款的任何一方即构成违约。违约方应依照适用法律对其违约事项负责。

Any violation of the terms of this Agreement and not fully perform or error to fulfill the obligations of this agreement, make any false promise to not make an important disclosure or omission of any significant matters, or failure to perform any party to the terms of this Agreement shall constitute breach of contract. Defaulting party shall be responsible for the breach in accordance with applicable law.

8.

适用法律和争议解决

8. Applicable law and Settlement of Disputes

8.1

适用法律

8.1 Applicable laws

本协议的执行、有效、理解和实施及本协议下争议的解决适用中华人民共和国法律。

The implementation of this agreement, validity, understanding and implementation of this Agreement Disputes to resolve by applicable laws of the People's Republic of China

8.2

争议解决

8.2 Disputed settlement

    因本协议理解或实施而产生的任何争端应首先通过友好协商解决。如果争议出现后30天内通过协商没有解决，任何一方均有权将争议提交给中国国际经济贸易仲裁委员会。仲裁地点是北京。仲裁裁决是最终结果并对双方具有约束力。

Understanding or implementation of this Agreement and any dispute shall first be resolved through friendly consultations. If within 30 days after the controversy arose through consultation is not resolved, either party shall be entitled to submit the dispute to China International Economic and Trade

Arbitration Commission. The place of arbitration is in Beijing. The arbitral decision is the final and two sides are binding upon.

9.

协议效力和协议终止

9. Effectiveness and termination of the agreement

9.1

协议在协议各方开始执行后有效并以后持续有效；

9.1 After the start of the agreement, the agreement is valid and continued.

9.2

除非甲方提前30天通知其他方终止本协议，否则无协议各方全体一致同意，本协议不得终止。

9.2 Unless the Party A giving 30 days notices to the other party to terminate this agreement, otherwise there is no agreement and all parties unanimously agreed that this agreement shall not terminate.

10.

其他事项

10. Other matters

10.1

 协议修正、修改和补充

10.1 The agreement amendments changes and additions

本协议的修改和补充需协议各方书面同意。由协议方执行的修改和补充部分应视为本协议整体组成部分，并同本协议一样具有法律效力。

Amendments and additions of this Agreement required the party’s written consent. By the changes and additions part of Parties hereto the implementation of this Agreement shall be considered as an integral part of and with this the agreement as legally binding.

10.2

 完整条款

10.2 The complete terms

     协议各方确认，本协议构成与合同标的物有关的协议各方的完整协议，并取代所有以前或同期协定和口头或书面形式的理解

The parties confirm that this Agreement constitutes the entire agreement related to the subject matter of the contract, the parties to the agreement and replace all prior or contemporaneous agreements, oral or written understanding.

10.3

 可分性条款

10.3 Divisibility Terms

如果根据中国法律或法规，本协议的任何条款被宣告无效或无法执行，则该条款仅仅在中国范围内被视为无效，而剩余其他条款的有效性、合法性、和可执行性不应受任何影响。协议各方应本着诚实精神，通过友好协商，准备有效协议以取代无效或无法执行的条款，以便取代条款能带来该无效或无法执行的条款拟产生的相同经济影响。

According to Chinese laws or regulations any terms of this agreement is declared invalid or unenforceable then that provision be deemed invalid only within China, while the remaining other terms of the validity, legality, and enforceability should not be subject to any impact. The parties to the agreement should be with spirit of honesty, through friendly consultations prepare an effective agreement to replace the invalid or unenforceable terms to replace the terms can bring the invalid or unenforceable, the terms to be generated by the same economic impact.

10.4

 标题

10.4 Title

  本协议中的标题仅作参考之便，不影响本协议的理解、解释或条款的意义。

The title of this Agreement for reference purposes only and does not affect the understanding, interpretation or the meaning of the provisions of this Agreement.

10.5

 语言和版本

10.5 Language and version

     本协议有中英文两个版本，在出现争议的情况下，以中文版本为准。本协议各版本一式三份；协议各方各一份，原件复印件有相同法律效力。

This agreement has two versions English and Chinese in the case of disputes Chinese version shall prevail. Each version of this Agreement in three copies, one for each Party. The photo copy of the original has the same legal effect.

10.6

 后继者

10.6 Successor

本协议既约束协议各方的后继者或受让人也保护其权益。

Successor or assignee of this Agreement is binding to all parties to protect their interests.

甲方：B公司，即美国安维安防集团（亚洲）有限公司

Party A: Company B, That is ANV Security Group (Asia) Limited, USA.

      授权代表：

Authorized representative

乙方：

Party B:

1、 王卫星

1, Wang Weixing

2、冯 春

2, Feng Chun

丙方：A公司（运营公司），即深圳市慧眼全球数字技术有限公司

Party C: Company A (operating company) that is Global Intelligent Eye Digital Technology Co., Ltd. Shenzhen.

法人代表：冯春

Legal Representative: Feng Chun

                       股权质押协议

Equity Pledge Agreement

甲方：质押人

Party A: Pledge

1.

王卫星，中国公民，身份证号码：120101196412173036，

持有A公司75%的股份

1. Wang Weixing, Chinese citizen, ID card number: 120101196412173036 hold 75% stake in Company A.

　　　2. 冯春，中国公民，身份证号码：4403011977302207717

　　　　持有Ａ公司２５％的股份。

2. Feng Chun, Chinese citizen, ID card number: 4403011977302207717 hold 25% stake in Company A.

乙方：受质人

Party B: Substrate person

B公司系一家在香港注册登记的香港公司，营业执照号码1402798

于2011年11月30日在中国深圳市签署

Company B is a Hong Kong registered company and business license number is 1402798.

Signed on November 30, 2011 in Shenzhen, China

鉴于：

In view of

1.

甲方包括A公司（运营公司）的所有股东，这些股东合法持有A公司的所有股份；甲方，共2人作为本协议中共同一方；

乙方系一家依照香港法律登记成立并有效存续的香港公司，营业执照1402798，注册地址：香港湾仔区；

1. Party A including Company A (carriers) of all shareholders, these shareholders holding all of Company A's shares. Party A, 2 people become as part of the agreement of the same party. Party B is a Hong Kong registered and established in accordance with the law of Hong Kong companies. The business licenses no 1402798 & registered address: Wan Chai district Hong Kong.

2.

A公司系一家依照中华人民国法律在中国境内登记成立并有效存续的企业，营业执照 440301105842651，注册地址深圳市南山区科技园清华信息港；

2. Company A is established and registered in China with the law of the People’s Republic of China. Business licenses no 440301105842651 and registered address: Tsinghua Hi Tech Park, Science and Technology Park, Nanshan District Shenzhen.

3.

乙方拟收购A公司所有股权或资产。在完成该收购前，甲方同意委托乙方经营管理A公司并出售A公司部分运营资产给乙方。为保护乙方利益，甲方同意将其拥有的A公司100%股权质押给乙方；

3. Party B intends to acquire all the shares or assets of Company A. Before the acquisition is complete the Party A agreed to entrust Party B the management of Company A and the sale of Company A part of the operating assets to party B. For the interests of the protection of Party B, Party A agrees to Company A 100% equity pledged to party B.

4.

乙方同意接受甲方的股权质押。

依照中华人民共和国适用法律和法规，协议双方本着平等互利原则，通过友好协商达成以下条款以资遵守：

4. Party B agrees to accept the equity of the Party pledge. Compliance with applicable laws and regulations in accordance with the People's Republic of China, the both parties in line with the principles of equality and mutual benefit and through friendly consultations, reached the following terms and conditions.

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担保义务

Article.1: Warranty obligations

质押的股权应保证有甲方和乙方参与的所有协议中赋予甲方的权利和利益。

Pledge of the shares should ensure the participation of Party A and Party B. In all the agreements give the rights and interests of Party A.

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质物

Article 2: Pledged property

本协议所称的质物为现由甲方持有的A公司的100%股权及由此产生的合法收益。

This agreement called the pledged property is composed. Party A holds 100% equity in Company A and by this produced legitimate income.

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担保义务的范围

Article no. 3: The scope of guarantees obligation

担保义务的范围是有甲方和乙方参与签署的所有协议中赋予甲方的权利和利益

The scope of guarantee obligations of Party A and Party B to sign the agreements to give all the rights and interests of Party A

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质押流程和质押登记

Article no. 4: Pledge process and the registration of pledge

在本协议签署后30天内，甲方应在深圳市工商管理局进行办理与质押股权有关的质押登记流程。

Within 30 days after the signing of this Agreement, Party A shall go to Administration of Industry and Commerce Shen Zhen for pledged equity and pledge registration process.

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质押股权的转让

Article no.5: Pledge the equity transfer

在本协议期间，未经乙方允许，甲方不得转让质押的股权。

During this Agreement, without the permission of Party B, Party A shall not transfer the pledged equity.

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协议效力、修改和终止

Article no.6: The effectiveness modification and termination of the agreement

6.1 本协议自甲乙双方盖章并经授权代表签署后生效；

6.1: This Agreement will take effect after both parties stamped and signed by the authorized representatives.

6.2 一旦协议生效后，除非协议双方同意，任何一方不得修改或终止本协议。在双方协商后，任何修改或终止应以书面形式呈现。在双方书面同意修改或终止本协议前，本协议的条款仍对协议双方具有约束力。

6.2 Once the agreement comes into effect unless the parties agree, either party may modify or terminate this Agreement. After mutual consultation any modification or termination shall be presented in writing. In writing by both parties agree to amend or terminate this Agreement, the terms of this agreement is binding on both parties.

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适用法律

Article no.7: Applicable laws

本协议的执行、效力、解释、和履行，及由本协议产生的争议的解决，均受中国法律的管辖。

The implementation of this agreement, validity, interpretation, and fulfillment and settlement of disputes arising from this Agreement are subject to the Chinese jurisdiction law.

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违约责任

Article no.8: Liability for breach of contract

一旦协议生效后，协议双方应各自履行协议约定的义务。如未能履行协议约定的义务，无论从单个或整体上，均应视为违约，违约方应赔偿因违约而造成的非违约方损失。

Once the agreement comes into effect, the each parties fulfill the obligations stipulated in the agreement. If failed to fulfill the obligations of the agreement, whether single or as a whole should be regarded as breach of contract, the breaching party shall compensate for breaching the contract caused by the loss of non breaching party.

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争议解决

Article no.9: Dispute Resolution

因本协议理解或实施而产生的任何争端应首先通过友好协商解决。如果争议出现后30天内通过协商没有解决，任何一方均有权将争议提交给中国国际经济贸易仲裁委员会。仲裁地点是北京。仲裁裁决是最终结果并对双方具有约束力。

Understanding or implementation of this Agreement and any dispute shall first be resolved through friendly consultations. If within 30 days after the controversy arose through consultation is not resolved, either party shall be entitled to submit the dispute to China International Economic and Trade Arbitration Commission. The place of arbitration is in Beijing. The arbitral decision is the final decision and two sides are binding.

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可分性条款

Article no.10: Separability of provisions

10.1 由于法律和法规而导致本协议的任何条款无效或无法执行，则本条款无效，但不影响剩余其他条款的效力。

10.1 Laws and regulations and any Terms of this Agreement is invalid or unenforceable but does not affect the remaining validity of other provisions.

10.2 在前一段的情况下，当事人双方应通过友好协商，尽快准备补充协议以取代无效条款。

10.2 The first section of the case both parties through friendly consultations as soon as possible prepare a supplemental agreement to replace such invalid provisions.

第十一条　其他事项

Article no.11: Other matters

11.1 本协议中的标题仅作参考之便，不影响本协议的理解、解释或条款的意义。

11.1 The titles in this Agreement for reference purposes only it does not affect the understanding, interpretation or the meaning of the terms of this

Agreement

11.2 本协议有中英两个版本, 一式各2份。协议双方各执中英文原件各一份，其余文件以作完成相关程序之用。每份复印件均有同等法律效力。当中英两个版本产生冲突时，应以中文为准。

11.2: This agreement has Chinese & English versions each one two copies,

each party holds An original English and Chinese version agreement, the remaining documents are to complete related procedures. Photo copy of each has the same legal effect. Incase of conflict between two versions Chinese &

English Chinese version shall prevail.

11.3 在签署后，协议双方执行本协议。

11.3 After the signing all the parties enforce this Agreement.

甲方：质押人

Party A: Pledge

1.

王卫星

1. Wang Weixing

2.

冯春

2. Feng Chun

乙方：受质人

Party B: Substrate person

B公司，美国安维安防集团（亚洲）有限公司

授权代表：

Company B, That is ANV Security Group (Asia) Limited, USA.

Authorized representative: